SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 20, 2004
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





          Delaware                        1-9700                94-3025021
(State or other jurisdiction            Commission           (I.R.S. Employer
of incorporation or organization)       File Number       Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000

                         THE CHARLES SCHWAB CORPORATION


Item 5.  Other Events and Regulation FD Disclosure

Effective July 20, 2004, David S. Pottruck resigned as President, Chief Executive Officer, and Director of The Charles Schwab Corporation (the Company). Also effective July 20, 2004, the Company's Board of Directors reappointed Charles R. Schwab as Chief Executive Officer; Mr. Schwab will continue to serve as Chairman of the Board of Directors.


Item 12. Results of Operations and Financial Condition

On July 20, 2004, The Charles Schwab Corporation issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

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
                         THE CHARLES SCHWAB CORPORATION

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              THE CHARLES SCHWAB CORPORATION
                                                        (Registrant)

Date:  July 20, 2004                                /s/ Christopher V. Dodds
       -----------------                            ----------------------------
                                                    Christopher V. Dodds
                                                    Executive Vice President and
                                                    Chief Financial Officer

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
                         THE CHARLES SCHWAB CORPORATION

Exhibit Index

99.1 Press Release dated July 20, 2004 ("Schwab Announces CEO Resignation - Reports Quarterly Results - Posts Record Non-Trading Revenues")

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